Exhibit 10.1

SRA INTERNATIONAL, INC.

2010 INCENTIVE PLAN

1. Purpose

The purpose of this 2010 Incentive Plan (the “Plan”) of SRA International, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Committee (as hereinafter defined).

2. Eligibility

All of the Company’s employees, officers, Directors, consultants and advisors are eligible to be granted Options, Restricted Stock, Restricted Stock Units, Performance Awards and Other Stock-Based Awards (each, an “Award”) under the Plan. Each person who has been granted an Award under the Plan shall be deemed a “Participant.”

3. Administration and Delegation

Administration by Compensation and Personnel Committee: The Plan will be administered by the Compensation and Personnel Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as may be designated by the Board (the committee or subcommittee administering the Plan, being the “Committee”). The Committee shall have authority and discretion to grant Awards, interpret the terms of the Plan and Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan and Awards as it shall deem advisable. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Committee shall be made in the Committee’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No Director or person acting pursuant to the authority delegated by the Committee shall be liable for any action or determination relating to or under the Plan made in good faith. All references in the Plan to the “Committee” shall mean the Committee or the executive officers referred to in Section 3(b) to the extent that the Committee’s powers or authority under the Plan have been delegated to such executive officers.

(a) Delegation to Executive Officers. To the extent permitted by applicable law, the Committee may, subject to such terms and conditions as it may specify, delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Committee may determine, provided that the Committee shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards (if applicable), which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 11, the maximum number of shares of class A common stock, $.004 par value per share, of the Company (the “Common Stock” or “Shares”) that may be issued under the Plan is 11.2 million Shares effective as of September 1, 2010. For purposes of counting Shares available under this Plan (i) each Option and stock appreciation right granted under this Plan after August 31, 2010 shall reduce the number of Shares available for grant by one (1.0) Share for every one Share granted, and (ii) each Award of Restricted Stock, Restricted Stock Units, Performance Awards, and Other Stock-Based Awards (not including stock appreciation rights) granted under this Plan shall reduce the number of Shares available for grant by two (2.0) Shares for every one Share granted after August 31, 2010. If after August 31, 2010 any Award granted under this Plan (including as in effect prior to the date of this amendment and restatement of the Plan) expires or is terminated, surrendered or canceled without having been fully exercised or paid or is forfeited or settled for cash in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right), any shares of Common Stock that are not issued or are forfeited shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options, to any limitations under the Code. Shares that again become available for grant pursuant to the preceding sentence shall be added back as (i) one (1) share if the Shares were subject to an Option or stock appreciation right, and (ii) as two (2.0) shares if the Shares were subject to an Award other than an Option or stock appreciation right. Notwithstanding the foregoing, (i) Shares withheld or tendered to pay withholding taxes or the exercise price of an Award shall not be available for the grant of Awards under the Plan and (ii) the full number of Shares subject to an Option or stock appreciation right granted that are settled by the issuance of Shares shall be counted against the Shares authorized for issuance under this Plan, regardless of the number of Shares actually issued upon the settlement of such Option or stock appreciation right. Any Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for the future grant of Awards. Shares covered by or issued pursuant to Awards granted pursuant to Section 11(d) shall not reduce the number of Shares available for issuance under this Section 4(a), except in the case of Incentive Stock Options, to the extent required pursuant to regulations under Section 422 of the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b) Per-Participant Limit. Subject to adjustment under Section 11, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), the maximum number of Shares with respect to which Awards (excluding substitute Awards under Section 11(d), unless otherwise determined by the Committee) may be granted to any Participant under the Plan during any calendar year shall be 1,000,000 Shares. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code as modified from time to time (“Section 162(m)”).

5. Stock Options

(a) General. The Committee may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Committee intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of the Company or any parent or subsidiary corporation and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option does not, for any reason, qualify as an Incentive Stock Option.

(c) Exercise Price. The Committee shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement, provided that in no event shall the exercise price of an Option be less than the Fair Market Value of a Share on the date of grant of the Option. For purpose of the Plan, “Fair Market Value” means the closing price of a share of Common Stock on the New York Stock Exchange as of the relevant date or as otherwise determined by the Committee.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable terms of the Award, provided that in no event shall an Option have a term in excess of ten years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Committee together with payment in full as specified in Section 5(f) for the number of Shares for which the Option is exercised.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(g) in cash or by check, payable to the order of the Company;

(h) except as the Committee may, in its sole discretion, otherwise provide in an option agreement by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(i) when the Common Stock is registered under the Exchange Act, by delivery (including constructive delivery) of shares of Common Stock owned by the Participant valued at Fair Market Value, provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such period, if any, as may be required by the Committee;

(j) to the extent provided in the terms of an Option, by directing the Company to withhold from the Shares to be issued upon exercise of the Option (or portion thereof) being exercised a number of Shares having a Fair Market Value not in excess of the aggregate exercise price of the Option (or portion thereof) being exercised, with payment of the balance of the exercise price being made pursuant to any one or more of the preceding (1) through (3); or

(k) by any combination of the above permitted forms of payment.

6. Restricted Stock

(a) Grants. The Committee may grant Awards pursuant to which shares of Common Stock are issued to the Participant, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Committee shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

(c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Committee, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

7. Restricted Stock Unit Awards

(a) The Committee may, in its discretion, grant awards that provide for the issuance of Shares (or the cash equivalent thereof, as determined by the Committee) to a Participant at such time(s) as the Committee may specify, and subject to such other terms and conditions as the Committee may specify in the Award (each such Award being a “Restricted Stock Unit Award”).

8. Performance Awards

(a) The Committee may, in its discretion, grant awards that provide for the payment of cash and/or issuance of Shares to a Participant subject to the attainment of one or more specified Performance Goals and such other terms and conditions as may be determined by the Committee (each such Award being a “Performance Award”). For purposes of Section 4(b) hereof, a Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Participant pursuant to all Performance Awards granted to the Participant during a calendar year shall not exceed $3 million.

9. Other Stock-Based Awards

The Committee shall have the right to grant other awards based upon the Common Stock (“Other Stock-Based Awards”) having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, provided that in no event shall any such stock appreciation rights have a term in excess of ten years or a per Share exercise price that is less the Fair Market Value of a Share on the date of grant of the stock appreciation right.

10. Performance-Based Awards

The Committee may, in its discretion, condition the grant, vesting, payment, or settlement of an Award upon the achievement of one or more Performance Goals. For this purpose “Performance Goals” means performance goals established by the Committee which may be based on earnings (including earnings before interest, taxes, depreciation and amortization), earnings per share (including without limitation on a diluted basis), sales, revenues (including without limitation labor-based revenue for services performed by employees as distinct from labor performed by subcontractors), expenses (including without limitation sales and general administrative expenses), cash flow (including without limitation free cash flow), economic value added, total shareholder return, return on assets, equity or invested capital, customer or client orders (value of new contracts awarded), days sales outstanding (as a measure of the time required to collect accounts receivable after earning revenue), employee satisfaction (as measured by employee surveys or otherwise), voluntary attrition (as a measure of employee satisfaction), regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals established by the Committee, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be particular to a Participant or the department, branch, affiliate, or division in which the Participant works, or may be based on the performance of the Company, one or more affiliates, or the Company and one or more affiliates, and may cover such period as may be specified by the Committee.

11. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share, if any, subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Committee shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 11(a) applies and Section 11(c) also applies to any event, Section 11(c) shall be applicable to such event, and this Section 11(a) shall not be applicable.

(b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Committee shall upon written notice to the Participants provide that all then unexercised Options (whether vested or unvested) will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Committee may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

(c) Reorganization Events

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(2) Consequences of a Reorganization Event on Awards. In the event of a Reorganization Event, the Committee shall provide for such changes and adjustments, if any, to outstanding Awards as it may deem equitable, including without limitation, (a) adjusting the number or kind of shares subject to Awards and/or their exercise price (in the case of Options and stock appreciation rights); (b) providing for a substitution or assumption of the Award; and/or (c) canceling all or a portion of an outstanding Award (including unvested Awards to the extent determined by the Committee) in exchange for, in the case of each affected Award, a cash payment in an amount equal to the fair value of the Award. The fair value of an Option shall be deemed to be the excess, if any, of the Fair Market Value of the Shares covered by the Option over the aggregate exercise price of the Option (it being understood that, in such event, if an Option has a per share exercise price that is equal to, or in excess of, the Fair Market Value of a Share, the Option will be canceled and terminated without any payment or consideration therefor), and the fair value of a stock appreciation right shall be determined in a corresponding manner and shall be subject to cancellation in the same manner as an Option where its exercise price is equal to, or in excess of, the Fair Market Value of a Share. No fractional shares or securities shall be issued pursuant to any adjustment made pursuant to this Section 11(c), and any fractional shares or securities resulting from any such adjustment shall be eliminated by rounding downward to the nearest whole share or security. All determinations required to be made under this Section 11(c) shall be made by the Committee in its discretion and shall be final and binding.

(d) Substitution of Awards. Notwithstanding anything to the contrary herein, Awards may, at the discretion of the Committee, be granted under the Plan in substitution for options and other awards covering capital stock of another corporation that is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its subsidiaries. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted, provided that in no event may a substitute Award that is an Option or a stock appreciation right have a term in excess of ten years.

12. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as the Committee may otherwise determine or provide in an Award, Awards shall not be assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. In no event may an Award be transferred for value to any person other than the Company. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine including, but not limited to, resolutions of the Committee. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that they shall not be inconsistent with the Plan. Award terms may be established, supplemented, or modified by the terms of an effective employment or similar agreement between a Participant and the Company (an “Employment Agreement”) and in the event of any conflict between an Employment Agreement and other document(s) establishing the terms of an Award, the terms of the Employment Agreement shall control unless expressly provided otherwise in the Employment Agreement or other document(s).

(c) Committee Discretion. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the persons to whom it grants Awards, the terms of all Awards, including without limitation, the exercise price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, and any Performance Goals applicable to Awards. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Committee need not treat Participants uniformly.

(d) Termination of Status. The Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, subject in each case to the terms of any applicable Employment Agreement.

(e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Committee may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including retaining Shares that would otherwise be delivered to the Participant from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(f) Amendment of Award. The Committee may at any time amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, except in connection with a Reorganization Event involving the Company or changes in capitalization (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or stock appreciation rights, and further no outstanding Options or stock appreciation rights may be cancelled in exchange for cash, other Awards, or Options or stock appreciation rights with an exercise price that is less than the exercise price of the cancelled Options or stock appreciation rights without shareholder approval.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Committee may at any time provide that a stock-based Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(i) Dividends and Dividend Equivalents. The terms of an Award, other than an Option or stock appreciation right, may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (i) may be either made currently or credited to an account established for the Participant, (ii) may be made contingent upon the achievement of one or more Performance Goals, and (iii) may be settled in cash or Shares, as determined by the Committee; provided, however, that in no event shall any dividends or dividend equivalents be paid out with respect to any unvested performance Awards.

13. Miscellaneous

(a) Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, the agreement for an Award may (a) provide for the Award to be subject to any compensation cancellation, forfeiture or recovery policy of the Company relating to accounting restatements, misconduct, and/or other specified events or conditions and/or (b) provide other terms and conditions pursuant to which the compensation and benefits provided under the terms of an Award may be cancelled, forfeited, or recovered by the Company in the event of an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws or other specified circumstances.

(b) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(c) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(d) Effective Date of Amendment and Restatement and Term of Plan. This Plan constitutes an amendment and restatement of the SRA International, Inc. 2002 Stock Incentive Plan. This amendment and restatement of the Plan was approved by the Board on July 27, 2010 (the “Board Adoption Date”), subject to stockholder approval of the Plan at the first annual meeting of the Company’s stockholders following the Board Adoption Date. The Plan shall become effective as of the date the Plan is approved by the Company’s stockholders, except that (i) Section 4(a) of this Plan shall be effective as of the Board Adoption Date and shall apply to all Awards made under the Plan on or after September 1, 2010, and (ii) Sections 8 and 10 of the Plan shall be effective as of the Board Adoption Date and shall apply to Awards granted on or after the Board Adoption Date to the extent provided under the terms of the Award, subject in the case of both clauses (i) and (ii) to stockholder approval of the Plan. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which this amendment and restatement of the Plan was adopted by the Board or (ii) the date this amendment and restatement of the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders required by Section 162(m) (including the vote required under Section 162(m)).

(f) Authorization of Sub-Plans. The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Committee’s discretion under the Plan as the Committee deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All supplements adopted by the Committee shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.